                                                                EXHIBIT 99.1




                           TRANS-WORLD POWERNET, INC.

                        (A DEVELOPMENT STAGE ENTERPRISE)

                     --------------------------------------

                              FINANCIAL STATEMENTS

                          JANUARY 1, 1997 (INCEPTION)

                              TO NOVEMBER 23, 1997

                           TRANS-WORLD POWERNET, INC.

                        (A DEVELOPMENT STAGE ENTERPRISE)

                              FINANCIAL STATEMENTS

                JANUARY 1, 1997 (INCEPTION) TO NOVEMBER 23, 1997

                                     INDEX

INDEPENDENT AUDITORS' REPORT                        1

BALANCE SHEET                                       2

STATEMENT OF OPERATIONS                             3

STATEMENT OF CASH FLOWS                             4

NOTES TO FINANCIAL STATEMENTS                      5-7


Stockholders and Board of Directors
Trans-World Powernet, Inc.
Clearwater, Florida

                          INDEPENDENT AUDITORS' REPORT

     We have audited the accompanying balance sheet of Trans-World Powernet, Inc., (A Development Stage Enterprise) as of November 23, 1997, and the related statements of operations and cash flows for the period from January 1, 1997 (inception) to November 23, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Trans-World Powernet, Inc., as of November 23, 1997, and the results of its operations and its cash flows for the period January 1, 1997 (inception) to November 23, 1997, in conformity with generally accepted accounting principles.

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, although, as discussed in Note 6, certain conditions indicate that the Company may be unable to continue as a going concern. The accompanying financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.


                                            /S/  Most Horowitz & Company, LLP


New York, New York
February 4, 1998

                           TRANS-WORLD POWERNET, INC.

                        (A DEVELOPMENT STAGE ENTERPRISE)
                                 BALANCE SHEET

                               NOVEMBER 23, 1997


                                   ASSETS
CURRENT ASSET
     Cash................................................ $  1,147
     Other current assets................................    4,617
                                                          --------
          TOTAL CURRENT ASSETS...........................    5,764

DEFERRED SOFTWARE COSTS..................................  105,284
FIXED ASSETS (net of accumulated and
 depreciation of $1,760)..................................  16,525
OTHER ASSETS.............................................    2,100
                                                          --------
          TOTAL ASSETS................................... $129,673
                                                          ========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Accounts payable and accrued expenses............... $ 16,797
     Deferred rent.......................................    1,457
                                                          --------
          TOTAL CURRENT LIABILITIES......................   18,254
DEFERRED RENT............................................    6,514
                                                          --------
          TOTAL LIABILITIES..............................   24,768
                                                          --------
COMMITMENT AND CONTINGENCIES (Note 3)

STOCKHOLDERS' EQUITY (Note 2)
     Common stock, $1 par value;
     authorized: 10,000 shares; issued
     and outstanding: 1,000 shares.......................    1,000
     Additional paid-in capital..........................  184,080
     Deficit accumulated during the development stage....  (80,175)
                                                          --------
          TOTAL STOCKHOLDERS' EQUITY.....................  104,905
                                                           -------
          TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY..... $129,673
                                                          ========


                       See notes to financial statements

                          TRANS-WORLD POWERNET, INC.

                       (A DEVELOPMENT STAGE ENTERPRISE)

                            STATEMENT OF OPERATIONS

                JANUARY 1, 1997 (INCEPTION) TO NOVEMBER 23, 1997

REVENUES                                                     $13,367
                                                            --------

EXPENSES
     Research and development                                (10,280)
     General and administrative (Note 4)                     (83,262)
                                                            --------

          TOTAL EXPENSES                                     (93,542)

          NET LOSS AND DEFICIT ACCUMULATED
             DURING THE DEVELOPMENT STAGE AT
             NOVEMBER 23, 1997                              ($80,175)
                                                            =========





                       See notes to financial statements

                           TRANS-WORLD POWERNET, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                            STATEMENT OF CASH FLOWS
                JANUARY 1, 1997 (INCEPTION) TO NOVEMBER 23, 1997

CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss............................................................ $(80,175)
  Adjustments to reconcile net loss to
    net cash used in operating activities
      Depreciation and amortization...................................    9,617
      Deferred rent...................................................    7,971
      Capitalization of software costs................................ (113,141)
      Increase (decrease) in cash flows from
        Other current assets..........................................   (4,617)
        Other assets..................................................   (2,100)
        Accounts payable and accrued expenses.........................   16,797
                                                                      ---------
        NET CASH USED IN OPERATING ACTIVITIES......................... (165,648)
                                                                      ---------
CASH FLOWS FROM INVESTING ACTIVITIES
  Purchases of fixed assets...........................................  (18,285)
                                                                      ---------
CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from issuance of common stock..............................  185,080
                                                                      ---------
        INCREASE IN CASH AND CASH EQUIVALENTS
          AT NOVEMBER 23, 1997........................................ $  1,147
                                                                      =========


                       See notes to financial statements

                           TRANS-WORLD POWERNET, INC.

                        (A DEVELOPMENT STAGE ENTERPRISE)

                         NOTES TO FINANCIAL STATEMENTS


1.   DESCRIPTION OF BUSINESS

     Nature of Operations

     Trans-World Powernet, Inc. (Company) was incorporated January 1, 1997 to design, develop and market electrical sub-station automation equipment. The Company has devoted substantially all of its efforts to the development and marketing of their equipment and have no revenues from product sales.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Fixed Assets

     Equipment and furniture were stated at cost and are being depreciated on the straight-line method over their estimated useful lives of five years.

     Software Costs

     Costs of software to be sold incurred after technological feasibility has been established and until it is available for general release have been capitalized and are being amortized on the straight-line method over the estimated economic lives of the related products or three years, whichever is less.

     Deferred Income taxes

     Deferred income taxes have been provided on timing differences between financial statement and income tax reporting resulting from computer software costs and net operating loss carryforward.

     Research and Development Costs

     Research and development costs have been charged to operations as incurred.

     Rent

     Minimum rents are being recognized on the straight-line method over the term of the lease (Note 4).


3. CAPITALIZATION

     In January 1997, the Company incorporated authorizing 10,000 shares of $1 par value common stock. During the period of January 1, 1997 through November 23, 1997, the Company issued 1,000 shares of common stock to founding stockholders in exchange for $185,080 in cash.


4. COMMITMENT AND CONTINGENCIES

     Lease

     The Company is committed under a noncancellable lease for office and research space through November 30, 2000. The lease provided for a four month rent free period. As of November 23, 1997, aggregate future minimum lease payments were as follows:

    Years Ending
    November 23,
    -----------
       1998                                          $25,800
       1999                                           27,000
       2000                                           28,200
                                                     -------
                                                     $81,000
                                                     =======



     For the period January 1, 1997 (inception) to November 23, 1997, rent expense was $15,144.


     Insurance

     The Company was self-insured for fire, theft, liability and workers' compensation and, through February 4, 1998, the Company has not been notified of any claims for losses. The Company is unable to determine the effect, if any, of its self-insurance.

5.   INCOME TAXES

     For the period January 1, 1997 (inception) to November 23, 1997, the tax effects of timing differences which gave rise to deferred income taxes and the deferred tax asset as of November 23, 1997, were as follows:

     Net operating loss carryforward         $ 70,000
     Software costs                           (40,000)
     Valuation allowance                      (30,000)
                                             --------

                                               NONE
                                             ========

     As of November 23, 1997, realization of the Company's deferred tax asset of $30,000, resulting from the net operating loss carryforward is not considered more likely than not, and accordingly, a valuation allowance of $30,000 has been established.

     As of November 23, 1997, the Company had net operating loss carryforwards available to reduce future taxable income of approximately $185,000, expiring through 2012.

6.   GOING CONCERN

     As discussed in Note 1, the Company has been in the development stage since its inception on January 1, 1997 and through November 23, 1997, has incurred losses. The Company's ability to meet future financing requirements for continued product development and operating expenses raise substantial doubt about the Company's ability to continue as a going concern.

7.   SUBSEQUENT EVENTS

     Merger

     On November 24, 1997, the stockholders of the Company exchanged 100% of the outstanding shares of common stock of the Company for $200,000, payable $100,000 at closing and $100,000 on November 24, 1998, and 240,000 shares of common stock of Apollo International of Delaware, Inc. (Apollo). The Company and an inactive subsidiary of Apollo merged, with the Company as the surviving entity and a wholly-owned subsidiary of Apollo.

     Employment Agreement

     On November 24, 1997, the Company entered into an employment agreement with its president for a period of two years. Base salary under the agreement is $88,000, per year, subject to increases for CPI on January 1 of each year.


                                      -7-